Exhibit 99.1

Management Presentation August 2003

Forward Looking Statements Cautionary Statement Regarding Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P. All forward- looking statements are based on the partnership's beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the prospectus and prospectus supplement related to this offering, Valero L.P.'s 2002 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

Offering Summary Expected Gross Proceeds: $45 million Securities Offered: Approximately 1,000,000 Common Units Last Price: $43.85 (Aug. 1) Ticker / Exchange: VLI / NYSE Most Recent Announced Quarterly Distribution:(1) $0.75 per unit ($3.00 per unit per year) Current Equity Yield: ~ 6.8% Tax Shield: At least 80% through 2006 Over-allotment Option: 150,000 common units (15%) Expected Pricing: August 5, 2003 Use of Proceeds: Working capital and general partnership purposes, including future acquisitions and expansion capital projects Underwriter: Lehman Brothers (Sole-Managed) ___________________________ (1) Payable August 14, 2003 to holders of record as of August 5, 2003, the record date. Units sold through this offering will be eligible to begin receiving distributions with respect to the third quarter, anticipated to be paid in November 2003.

Management Representatives Name Title Curt Anastasio President and Chief Executive Officer Steve Blank Senior Vice President and Chief Financial Officer Eric Fisher Director, Investor Relations

Key Investment Highlights Solid track record of value creation for investors since April 2001 IPO Distribution growth of 25% since IPO Recently announced third increase in distribution since IPO to $.75 per unit per quarter Excellent distribution coverage 1.4 times based on 2Q03 financial results (before GP split) Strongly supportive, financially sound sponsor Opportunities to grow distributions through accretive acquisitions and internal investments Strong balance sheet Significant liquidity ($175mm of revolver capacity)

Valero L.P. System Overview Support 7 Valero Energy refineries in three regions - Gulf Coast, West Coast, Mid-Continent

Balanced Portfolio of Assets Crude Oil Pipelines Products Pipelines Terminals Feedstock Storage 0.24 0.27 0.16 0.32 Product Pipelines Product Terminals Crude Pipelines Stable, fee-based assets No direct exposure to commodity price volatility Feedstock Storage Percentage of total throughputs based on approximately 1.5 million barrels per day for 2Q03 Valero L.P. Asset Portfolio (1) ___________________________ (1) Based on throughput volumes for the three months ended June 30, 2003.

March 2003 Offerings/Transaction Summary $350 million of assets acquired from Valero Energy Crude and feedstock tanks at Corpus Christi, Texas City and Benicia refineries Refined product pipelines and terminals in South Texas Significantly increased scale and asset diversification Increased the number of refineries served to seven Enhanced stability of earnings Post-transaction, Valero L.P. de-consolidated from Valero Energy for accounting purposes Redeemed 3.8 million common units from Valero Energy Reduced Valero Energy's ownership from 74% to 48%, most of which is subordinated Allows Valero L.P. and Valero Energy to pursue independent growth strategies

18.9% Value Delivered to Unitholders March 2003 transactions continued Valero L.P.'s history of accretive growth Unitholders have experienced a significant increase in key performance metrics as the partnership has grown 2002 2003 EBITDA / L.P. Unit 1.0185 1.3886 Distributable Cash Flow / L.P. Unit 0.9391 1.1166 36.3% ___________________________ Please see next page for reconciliation of EBITDA and Distributable Cash Flow to GAAP measures.

Reconciliation ($ in millions) Three Months Ended June 30, 2003 2002 Income before income tax expense $18.1 $14.9 Plus interest expense, net 4.7 0.8 Plus depreciation and amortization 7.3 3.9 EBITDA (1) $30.1 $19.6 Less equity income for Skelly-Belvieu (0.6) (0.8) Less interest expense, net (4.7) (0.8) Less maintenance capital expenditures (1.5) (0.7) Plus distributions from Skelly - Belvieu 0.9 0.8 Distributable cash flow $24.2 $18.1 Weighted average L.P. units outstanding (MM) 21.7 19.3 EBITDA / L.P. Unit $1.39 $1.02 Distributable Cash Flow / L.P. Unit $1.12 $0.94 ___________________________ (1) Management uses EBITDA and distributable cash flow because they are widely accepted financial indicators used by some investors and analysts to analyze and compare partnerships on the basis of operating performance. Neither measure is intended to represent cash flows for the periods shown, nor are they presented as an alternative to operating income or income before tax expense.

Valero L.P. Has Outperformed Peers Since IPO 109% total unitholder return since IPO (assumes distributions are reinvested) 79% unit price appreciation; 25% increase in distribution / L.P. unit Unit price up $7.10 (19.3%) since the March 2003 offering ___________________________ (1) Buckeye Partners, Enbridge Energy Partners, Enterprise Products Partners, GulfTerra, Kaneb Pipeline Partners, Kinder Morgan Energy Partners, Northern Border Partners, Pacific Energy Partners, Plains All American Pipeline, Sunoco Logistics Partners, TC Pipeline Partners, TEPPCO Partners, Williams Energy Partners % Change Valero L.P.: 79% Peer Group: 36% S&P 500: (15%) Peer Group(1) S&P 500 Valero L.P. Relative Price (April 09, 2001 = 100)

Leading Growth Story with Strong Coverage Valero L.P. has delivered distribution growth over 2x the peer average since its IPO Even with its historical growth in distributions, Valero L.P. maintains the strongest distribution coverage in the group WEG 0.176 VLI 0.13 KMP 0.097 EPD 0.086 GTM 0.077 TPP 0.048 KPP 0.044 PAA 0.041 EEP 0.032 NBP 0.028 BPL 0.011 ___________________________ Compound annual growth rates of quarterly distributions to L.P. unitholders since the third quarter distribution of 2001. Based on Lehman Brothers' equity research estimates as of July 29, 2003. Represents total expected 2003 distributable cash flow divided by total expected 2003 distributions. VLI 1.31 NBP 1.27 WEG 1.23 TPP 1.17 KPP 1.17 GTM 1.15 EPD 1.1 PAA 1.08 KMP 1.02 BPL 1.01 EEP 0.9 Distribution CAGR Since Valero LP IPO (1) Total Distribution Coverage (2)

Strong Relationship with Valero Energy Valero L.P. assets key to refinery operations Long-term handling and throughput agreements in place 100% of feedstocks at 3 refineries 75% of feedstocks and production at 3 refineries Significant retained interest 48% ownership (43% of which are subordinated units) GP incentive distribution at around 6% Valero Energy and third party customers retain all direct commodity risk Win/win opportunities to grow both entities' logistics presence

Dos Laredos Project $20.4 million expected total investment Valero Energy contract for 5 mbpd of propane to Pemex at a new terminal in Mexico Valero L.P. and Valero Energy currently negotiating throughput agreement; first delivery expected in early 1Q 2004 Laredo Terminal REFINERY THREE RIVERS Odem REFINERIES CORPUS CHRISTI Corpus Christi Laredo Beeville Kingsville New Pipeline Required 11 Miles Odem Products Pipeline 8" 59.1 Miles Propane Project Dos Laredo Date: 08/01/03 Lat\Long NAD 27 MEXICO TEXAS LEGEND Terminals Refineries Pump Stations New Pipeline Construction Existing Active Pipeline Existing Idle Pipeline Cities New Pipeline Required 8.5 Miles Currently Owned by Valero Energy Owned by Valero L.P. New Terminal Required Laredo Products Pipeline 8" 98.1 Miles

Opportunities for Further Growth Competitive cost of capital In low incentive distribution splits (i.e. total general partner distribution currently around 6% of distributable cash flow) Financial flexibility $175 million available under credit facility Organic opportunities Increase utilization rates New projects External opportunities Third party acquisitions Valero Energy contributions Potential distribution growth Leading MLPs target 10%+ annual growth rate Current distribution coverage exceptionally strong at 1.4x